Exhibit 10.58

Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.

Purchasing & Sales Contract

Supplier: Zhuhai Yintong Energy Co., Ltd.

Buyer: Northern Altairnano Co., Ltd.	Date of Signing: January 6, 2013

In order to promote the energy saving and emission reduction work of Wu’an, develop green transport and drive the overall development of new-energy automobile industry of the city, the Supplier will supply to the Buyer, at a preferential price better than that of similar products in market, 165 buses, including 90 all-electric buses of 7.5 meters long, 45 all-electric buses of 10.5 meters long and 30 LNG buses of 10.5 meters long, with the specific terms and conditions as follows:

Product Name, Brand, Model, Manufacturer, Delivery Time & Quantity

Product Name	Brand	Manufacturer	Unit	Unit Price (RMB Yuan)	Quantity (Buses)	Amount (RMB Yuan)	Delivery Time & Quantity
7.5M Electric Bus	Guangtong	Guangtong	Buses	***	90	***	See Article VI of the Contract ***
10.5M Electric Bus	Guangtong	Guangtong	Buses	***	45	***
10.5M LNG Bus	Guangtong	Guangtong	Buses	***	30	***
Total Amount (Tax Included): RMB *** Yuan (In Words: RMB ***)

I.

Quality requirements, technical standards, conditions and time limit on and within which the Supplier shall be responsible for product quality: Delivery shall be made according to the original quality and technical standards. One-year guarantee for the body from the date of delivery; three-year guarantee for LiFePo4 batteries and the drive system components of the all-electric buses with LiFePo4 batteries; five-year guarantee for Li4Ti5O12 batteries and the drive system components of the all-electric buses with Li4Ti5O12 batteries. The Supplier shall bear no responsibility for any component damage caused by usage under abnormal conditions by the Buyer.

II.	Quality standards: Meet relevant quality standards and requirements of the State and the industry.

III.	Point of departure: Zhuhai

IV.	Point of delivery: Wu’an

V.	Mode of transport, arrival station & expense bearing: Motor transport, with the freight borne by the Buyer.

VI.	Delivery time, quantity and price
Time		Model	Quantity (Buses)	Price (RMB Yuan)
2013	February	7.5m all-electric bus	10	***
	June	10.5m LNG bus	30	***
	December	10.5m all-electric bus	15	***
2014	June	7.5m all-electric bus	40	***
	December	10.5m all-electric bus	15	***
2015	June	7.5m all-electric bus	40	***
	December	10.5m all-electric bus	15	***

VII.	Term of payment:
1.

After signing of the contract, the Buyer shall pay RMB*** to the Supplier before taking delivery in 2013; from 2014, the Buyer shall pay for the products supplied in the current year to the Supplier before the end of March each year.

2.	The specific quantity and time for delivery shall be subject to the paid-up amount.

VIII.

Acceptance standard: In case of any objection to the appearance quality of the products at the time of acceptance, the Buyer shall raise it on the spot. See the attached table for specific configuration.

IX.

The Supplier offers “three guarantees” (for repair, replacement and compensation of faulty products) for its products. See Product Quality Manual and After-sales Service Manual of Guangtong for details. Quality assurance is subject to national standards.

X.	Liabilities for breach of the Contract: Subject to relevant laws and regulations of the State.

XI.	Settlement of disputes: Negotiation or arbitration.

XII.	The Contract is made out in quadruplicate and shall come into effect upon signing and sealing of both parties. The effectiveness shall continue for three years from the date of signing.

XIII.	Other agreements

1.	Any other matters related to the Contract shall be settled in separate agreements through negotiation by both parties.
2.

The Contract shall come into effect from the date of signing and sealing. It is made out in quadruplicate, with each party holding two copies, and each copy shall have the same legal effect as the original.

3.	The following appendices shall have the same legal effect as the Contract:

Appendix I GT6750E 7.5M All-electric Minibus – Effect Picture

Appendix II GT6750E 7.5M All-electric Minibus – Seating Arrangement Plan

Appendix III GT6750E 7.5M All-electric Minibus – Technical Parameters

Appendix IV GT6750E 7.5M All-electric Minibus – List of Vehicle Configurations

Appendix V GT6105E 10.5M All-electric Bus – Effect Picture

Appendix VI GT6105E 10.5M All-electric Bus – Seating Arrangement Plan

Appendix VII GT6105E 10.5M All-electric Bus – Technical Parameters

Appendix VIII GT6105E 10.5M All-electric Bus – List of Vehicle Configurations

Appendix IX Guangtong 10.5M LNG Bus – Effect Picture

Appendix X Guangtong 10.5M LNG Bus – Technical & Service Requirements

Appendix XI Requirements on Purchase Price of Vehicle Battery

Supplier (Seal): Company Name: Zhuhai Yintong Energy Co., Ltd. (Seal) Company Address: Legal Representative: (Signature) Entrusted Agent: Tel: Fax: Bank of Deposit: Account No.:	Buyer (Seal): Company Name: Northern Altairnano Co., Ltd. (Seal) Company Address: Legal Representative: (Signature) Entrusted Agent: Tel: Fax: Bank of Deposit: Account No.:
Date of Signing: January 6, 2013	Date of Signing: January 6, 2013

3